EXHIBIT 99.1

NASDAQ:  EPMD                             For Further Information Contact:
IMMEDIATE RELEASE                         Matthew C. Hill, CFO
                                          (856) 753-8533

                                          MKR Group, LLC
                                          Charles Messman, Todd Kehrli
                                          (818) 556-3700

              August 12, 2005 10:21 AM US Eastern Timezone

EP MedSystems - Clarification

WEST BERLIN,  N.J.--(BUSINESS WIRE)--Aug. 12, 2005--EP MedSystems, Inc. (Nasdaq:
EPMD). Yesterday afternoon, EP MedSystems, Inc. held its Second Quarter 2005 Conference Call. Among the topics discussed was disclosure contained in our Quarterly Report on Form 10-Q for the period ended June 30, 2005 relating to ongoing government investigations of sales by the Company to Iran in prior periods without U.S. government authorization and the accuracy and completeness of voluntary disclosures made by the Company to the government regarding these sales.

During the Q&A session, a question was asked regarding prior disclosure of the sales in our SEC filings. We would like to clarify the responses to this question to make clear that the 10-Q for the quarter ended June 30, 2005, which we filed with the Securities and Exchange Commission yesterday, is the first SEC filing in which the Company has disclosed the fact that a limited number of the Company's heart monitor systems were distributed to medical facilities in Iran without U.S. government authorization.

About EP MedSystems:

EP MedSystems develops and markets cardiac electrophysiology ("EP") products used to diagnose and treat certain cardiac rhythm disorders. The Company's EP product line includes the EP-WorkMate(R) Electrophysiology Workstation with
RPM(TM) Real-time Position Management(TM) navigation technology, the EP-4(TM) Computerized Cardiac Stimulator, fixed and deflectable diagnostic electrophysiology catheters and related disposable supplies, the ALERT(R) System and ALERT family of internal cardioversion catheters, and the ViewMate(R) intracardiac ultrasound catheter imaging. For more information, visit our Website at www.epmedsystems.com.

Forward Looking Statements:

This Release may contain certain statements of a forward-looking nature relating to future events or the future financial performance of the Company.
Forward-looking statements include information concerning our possible or assumed future results of operations and statements preceded by, followed by or including the words "believes", "expects", "anticipates", "intends", "plans", "estimates", "see opportunities" or similar expressions. Such forward-looking statements are based on our management's beliefs and assumptions and on information currently available to our management. Such forward-looking statements are only predictions and are subject to risks and uncertainties that could cause actual results or events to differ materially and adversely from the events discussed in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, EP MedSystems' history of losses, uncertainty of market acceptance of our products and level of sales, uncertainty of future profitability and future liquidity needs, possible costs, fines or penalties that may be incurred in connection with government inquiries and investigations and risks regarding regulatory approvals and demand for new and existing products, as stated in the Company's Annual Report filed on Form 10-KSB and quarterly reports filed on Form 10-Q and 10-QSB.

EP MedSystems cautions investors and others to review the cautionary statements set forth in this press release and in EP MedSystems' reports filed with the Securities and Exchange Commission and cautions that other factors may prove to be important in affecting the EP MedSystems' business and results of operations. Readers are cautioned not to place undue reliance on this press release and other forward-looking statements, which speak only as of the date of this release. EP MedSystems undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.